Wave Life Sciences Corporate Presentation January 3, 2019 Exhibit 99.1

Forward-looking statements This document contains forward-looking statements. All statements other than statements of historical facts contained in this document, including statements regarding possible or assumed future results of operations, preclinical and clinical studies, business strategies, research and development plans, collaborations and partnerships, regulatory activities and timing thereof, competitive position, potential growth opportunities, use of proceeds and the effects of competition are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of Wave Life Sciences Ltd. (the “Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “aim,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect the Company’s business, financial condition and results of operations. These forward-looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, including those listed under Risk Factors in the Company’s Form 10-K and other filings with the SEC, some of which cannot be predicted or quantified and some of which are beyond the Company’s control. The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. Moreover, the Company operates in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Wave Life Sciences is a clinical-stage, genetic medicines company unlocking the potential of a proprietary chemistry platform that enables the precise design, optimization and production of stereopure nucleic acid therapies. We are leading a new era of precision medicine in which rationally designed nucleic acid therapies are the key to delivering safer, more effective treatments for serious, genetically-defined diseases.

Architects of transformation Wave has reinvented the design, synthesis and manufacture of nucleic acid therapies to potentially optimize potency, durability and safety PRECISION Ability to design nucleic acid compounds that have one defined and consistent profile SCALE Platform potential across multiple modalities and tissues Internal expertise and capacity for large-scale GMP manufacturing Wave’s chemistry platform is built on a foundation of two core capabilities:

WAVE RATIONAL DESIGN Stereochemistry enables precise control, ability to optimize critical constructs into one defined and consistent profile Building the optimal, stereopure medicine STANDARD OLIGONUCLEOTIDE APPROACHES Pharmacologic properties include >500,000 permutations in every dose Impact: Unreliable therapeutic effects Unintended off-target effects Impact: Potential for safer, more effective, targeted medicines that can address difficult-to-treat diseases

Source: Iwamoto N, et al. Control of phosphorothioate stereochemistry substantially increases the efficacy of antisense oligonucleotides. Nat Biotechnol. 2017;35:845-851. Creating a new class of oligonucleotides INDICATION, TARGET TRANSCRIPT, PRODUCT PROFILE SPLICING RNAi ANTISENSE DEFINE MODALITY DESIGN & OPTIMIZE VALIDATE SEQUENCE STEREOCHEMISTRY CHEMISTRY Free uptake in cellular models Animal models POTENCY STABILITY SPECIFICITY IMMUNE POTENCY DURABILITY TOXICOLOGY Candidates

Optimizing potency and durability across multiple tissues CNS Muscle Liver MALAT1 Transcript Knockdown in Mice Knockdown of Serum hAPOC3 Protein Levels in Mice Two 5 mg/kg SC injections on Days 1&3 PBS Stereopure Eye MALAT1 Knockdown in Non-Human Primates Single 450 µg IVT injection 10 Weeks after single 100 µg ICV injection DMD: Percent Skipped Transcript in mdx23 Mice Stereorandom Stereopure Single 150 mg/kg IV injection Data represented in this slide from in vivo studies. CNS: PBS = phosphate buffered saline; Ctx = cortex; Str = striatum; Cb = cerebellum; Hp = hippocampus; SC = spinal cord. ICV = intracerebral; IVT = intravitreal; IV = intravenous; SC= subcutaneous. Retina Gastrocnemius MALAT1 Transcript Knockdown (% of control)

Stereochemistry allows for Human TLR9 activation assay with 5mC modified CpG containing MOE gapmer Cytokine induction in human PBMC assay Stereochemistry affects immune activation Complement Activation Human TLR9 Activation Cytokine Induction Complement activation in non-human primate serum assay Data represented in this slide from in vitro studies. MOE = 2′-O-methoxyethylribose; PBMC = peripheral blood mononuclear cell; TLR9 = toll-like receptor 9. Stereorandom Stereopure Stereorandom Stereopure

Pipeline spanning multiple modalities, novel targets CLINICAL CANDIDATE DISCOVERY ESTIMATED U.S. PREVALENCE* TARGET MECHANISM PARTNER WAVE’S COMMERCIAL RIGHTS *Estimates of U.S. prevalence and addressable population by target based on publicly available data and are approximate; for Huntington’s disease, numbers approximate manifest and pre-manifest populations, respectively. † During a four-year term, Wave and Takeda may collaborate on up to six preclinical targets at any one time. ‡Pfizer has nominated four undisclosed targets in addition to APOC3. E = exon skipping. A = allele-specific silencing. S = silencing. MUSCLE E Duchenne muscular dystrophy ~2,000 Exon 51 Phase 1/OLE — 100% Global E Duchenne muscular dystrophy ~1,250 Exon 53 — 100% Global Duchenne muscular dystrophy Exons 44, 45, 52, 54, 55 — 100% Global Neuromuscular diseases Multiple — 100% Global ~1,500 E OPHTHALMOLOGY HEPATIC S Metabolic liver diseases APOC3 and Multiple (4)‡ Pfizer Milestones & Royalties Retinal diseases RHO, USH2A, ABCA4, CEP290 — 100% Global ~10,000 OLE = Open-label extension. CNS A Huntington’s disease ~10k / ~35k mHTT SNP1 Phase 1b/2a Takeda 50% Global A Huntington’s disease ~10k / ~35k mHTT SNP2 Phase 1b/2a Takeda 50% Global A Amyotrophic lateral sclerosis ~1,800 C9orf72 Takeda 50% Global A Frontotemporal dementia ~7,000 C9orf72 Takeda 50% Global S Spinocerebellar ataxia 3 ATXN3 Takeda 50% Global ~4,500 CNS diseases Multiple† Takeda Milestones & Royalties A Huntington’s disease ~ 8k / ~ 30k mHTT SNP3 Takeda 50% Global

Duchenne Muscular Dystrophy (DMD)

DMD: a progressive, fatal childhood disorder Fatal, X-linked genetic neuromuscular disorder characterized by progressive, irreversible loss of muscle function, including heart and lung Genetic mutation in dystrophin gene prevents the production of dystrophin protein, a critical component of healthy muscle function Symptom onset in early childhood; one of the most serious genetic diseases in children worldwide Current disease modifying treatments have demonstrated minimal dystrophin expression and clinical benefit has not been established Impacts 1 in every 5,000 newborn boys each year; 20,000 new cases annually worldwide Neuro DMD Source: Parent Project Muscular Dystrophy. About Duchenne & Becker muscular dystrophy. Available at: https://www.parentprojectmd.org/care/for-healthcare-providers/. Accessed: November 2, 2018.

Wave approach: stereopure exon skipping oligonucleotide Neuro DMD Potential benefits of an oligonucleotide approach to treating a lifelong disease Chronic administration may better address high muscle cell turnover and need for broad and durable distribution Entry into cells, including progenitor cells, via free-uptake Production of functional dystrophin protein, not micro-dystrophin Scalable manufacturing Exon skipping with stereopure oligonucleotides has the potential to enable production of meaningful levels of functional dystrophin which is expected to result in therapeutic benefit Sources: Arnett ALH, et al. Mol Ther Methods Clin Dev. 2014;1:14038. doi:10.1038/mtm.2014.38. Counsell JR, et al. Sci Rep. 2017;7:79. doi: 10.1038/s41598-017-00152-5. Duan D. Mol Ther. 2018;25:2337-2356. Martinsen B, Dreyer P. Open Nurs Jrnl. 2016;10:131-138. Stitelman DH, et al. Mol Ther Methods Clin Dev. 2014;1:14040. doi:10.1038/mtm.2014.40. Exon skipping

Exon 51: suvodirsen (WVE-210201) clinical program Neuro DMD PHASE 2/3 Open-Label Extension (OLE) PHASE 1 OBJECTIVE Determine safety and tolerability profile and select dose(s) for OLE and Phase 2/3 STUDY DESCRIPTION Phase 1 single ascending dose clinical trial KEY MILESTONES Safety and tolerability profile supports Phase 2/3 initiation One dose selected for Phase 2/3 trial, pending final analysis Results to be presented at upcoming scientific meetings OBJECTIVE Provide data that will be an important component of submission for accelerated approval in US STUDY DESCRIPTION Multi-dose, open-label study open to patients from Phase 1 KEY MILESTONES Initiated in August 2018 On track to deliver interim analysis of dystrophin expression in H2 2019 OBJECTIVE Provide efficacy and safety data as basis of regulatory submissions globally STUDY DESCRIPTION Phase 2/3 clinical trial to assess clinical efficacy and dystrophin expression KEY MILESTONES Selected for FDA pilot program for complex innovative trial designs Expect to initiate in 2019 Dystrophin readout expected H2 2019 OPEN-LABEL EXTENSION PHASE 1 PHASE 2/3

Exon 51: improved skipping efficiency RNA skipping determined by quantitative RT-PCR Wave isomers demonstrated a dose-dependent increase in skipping efficiency in vitro Free uptake at 10uM concentration of each compound with no transfection agent  Same foundational stereopure chemistry for Wave isomers; individually optimized to select candidate Neuro DMD Dose Response on Skipping Efficiency (mRNA, in vitro) (4 days) Experimental conditions: Free uptake of ASO in human DMD myoblast cells. Skipping quantified by TaqMan assay.

Dystrophin protein restoration in vitro was quantified to be between 50-100% of normal skeletal muscle tissue lysates, as compared to about 1% by drisapersen and eteplirsen analogs Exon 51: increased dystrophin restoration *Analogs dystrophin (400-427 kDa) vinculin (120 kDa) Marker Mock drisapersen* eteplirsen* suvodirsen WV-isomer 2 WV-isomer 3 Skeletal Muscle Tissue lysates Marker 0 µM Skeletal Muscle Tissue (2 fold less lysate) 0.1 µM 0.3 µM 1 µM 3 µM 10 µM Skeletal Muscle Tissue dystrophin (400-427 kDa) vinculin (120 kDa) Experimental conditions: DMD protein restoration by Western Blot in patient-derived myotubes with clear dose effect. Free uptake at 10 µM concentration of each compound with no transfection agent. suvodirsen Neuro DMD

Exon 51: improved oligonucleotide uptake in the nucleus where splicing occurs Stereopure oligonucleotides are designed to readily enter the nuclei of cells under free-uptake conditions, which approximates natural delivery in the body Free uptake of stereorandom and stereopure ASOs Experimental conditions: Free uptake of ASOs in 18 hour differentiating human DMD myoblasts (Δ48-50). Red Oligonucleotide Blue Nucleus Neuro DMD

Exon 51: in vivo target engagement of suvodirsen in healthy non-human primate 5 doses @ 30 mg/kg /week for 4 weeks healthy NHP by subcutaneous dosing Nested PCR Assay Neuro DMD Experimental conditions: Muscle tissues were collected 2 days after the last dose and fresh frozen.  Total RNAs were extracted with phenol/chloroform and converted to cDNA using high capacity kit.  Nested PCR assay was performed and analyzed by fragment analyzer.

Exon 51: no apparent tissue accumulation observed Standard oligonucleotides tend to accumulate in liver and kidney Wave rationally designed oligonucleotides optimized to allow compound to clear more effectively Suvodirsen demonstrated wide tissue distribution in dose dependent fashion No apparent accumulation observed after multiple doses Neuro DMD Experimental conditions: Mdx23 mice received a single 30-mg/kg intravenous bolus injection of suvodirsen or drisapersen analog (n=3/group), and sacrificed 24 or 48 hours post dose. Oligo quantifications in tissues were performed using hybridization ELISA assay. Single 30-mpk IV injection in mdx23 mice suvodirsen drisapersen analog µg/g

Exon 53: WVE-N531 in vitro dose-dependent dystrophin restoration Free uptake for 6 days in differentiation media with no transfection agent and no peptide conjugated to the oligonucleotide Wave stereopure exon 53 candidate demonstrated a dose-dependent increase in dystrophin restoration in DMD patient-derived myoblasts Experimental conditions: D45-52 patient myoblasts were treated with oligonucleotide for 6d under free-uptake conditions in differentiation media. Protein harvested in RIPA buffer and dystrophin restoration analyzed by Western Blot. Signal normalized to vinculin loading control and to primary healthy human myotube lysate (pooled from four donors) forming a standard curve in d45-52 cell lysate. Neuro DMD Topline clinical data expected in H2 2020 Dystrophin protein restoration of up to 71% Western Blot normalized to primary healthy human myoblast lysate

Exon 53: targeting oligonucleotide rapidly distributes to muscle within 24 hours after injection Bright field view 63x oil Nucleus: Hematoxylin; Light Blue Wave oligo: ViewRNA, Fast Red Nucleus: Hoechst33342; Blue Wave oligo: Fast Red/Cy3; Pink Red Fluorescence channel view Z Stack view Data derived from in vivo preclinical research. Experimental conditions: A single dose of stereopure oligonucleotide 30 mg/kg IV was administered to mdx 23 mice. Tissues collected 24 hours post dose and ASO was detected in muscles using ViewRNA. Neuro DMD

Stereopure surrogate yields substantial dystrophin protein restoration and CK reduction *Numbers indicate individual animals Note: DMD-1742 is a stereopure oligonucleotide designed to induce exon 23 skipping in the mdx23 mouse model and is a surrogate of suvodirsen, which is designed to induce exon 51 skipping in the human dystrophin transcript Experimental conditions: Tissues collected 96 hours post final dose. Protein expression determined by Western Blot. ALT=alanine aminotransferase; AST=aspartate aminotransferase; CK=creatine kinase; GLDH=glutamate dehydrogenase. Serum and plasma clinical chemistry were measured with an Olympus AU640 (Olympus America) and the manufacturer’s reagents and procedures. Neuro DMD 80% 60% 40% 20% 10% 5% 2.5% # 1 #2 #3 #1 #2 #3 #4 #5 #5* Dystrophin Meta-vinculin Vinculin Wild Type/PBS Pool PBS DMD-1742 Gastrocnemius DMD-1742 (4 weekly 150-mg/kg IV injections)     Dystrophin Protein Restoration 70-90% of dystrophin restoration Multiple Doses (in vivo mdx23 mice) Serum Enzyme Levels 87% reduction in creatine kinase (CK) levels

Single dose of surrogate results in restoration of dystrophin in muscle fibers Neuro DMD PBS DMD-1742 Immunohistochemistry of dystrophin in gastrocnemius in mdx23 mice at 4 weeks 10X Experimental conditions: mdx23 mice received a single IV injection of PBS or DMD-1742 (150 mg/kg). Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Cy3 staining is represented by the yellow color. 10X magnification. PBS

Multiple doses of surrogate result in further restoration of dystrophin in muscle fibers Experimental conditions: mdx23 mice received 4 weekly IV injections of PBS or DMD-1742 (150 mg/kg). Immunohistochemistry: Blue: Nuclei, Hoechest; Yellow: Rabbit anti-Dystrophin(#ab15277) 1:400 diluent, 555/Cy3, Cy3 staining is represented by the yellow color. 10X magnification. Neuro DMD PBS DMD-1742 Immunohistochemistry of dystrophin in gastrocnemius in mdx23 mice at 4 weeks 10X 0X

Expansion of stereopure exon skipping DMD portfolio Applying learnings from ongoing DMD development efforts and platform advances to explore additional exons for candidate development, including exons 44, 45, 52, 54, 55 Early leads demonstrate similar in vitro exon skipping efficiency as suvodirsen and WVE-N531 Aim to leverage 21st Century Cures Act to develop additional candidates Neuro DMD Committed to unlocking the promise of precision medicine to advance the treatment of DMD Percentage of DMD patients amenable to exon skipping therapeutic approach Sources: Aartsma-Rus A, et al. Hum Mutat. 2009;30:293-299. Bladen CL, et al. Hum Mutat. 2015;36:395–402. ~45% Exon 51 Exon 53 Exon 44 Exon 45 Exon 52 Exon 54 Exon 55 ~17% May not be amenable to single and double exon skipping ~38% Other exon skips

Huntington’s Disease

Huntington’s Disease: a hereditary, fatal disorder Sources: Auerbach W, et al. Hum Mol Genet. 2001;10:2515-2523. Dragatsis I, et al. Nat Genet. 2000;26:300-306. Leavitt BR, et al. J Neurochem. 2006;96:1121-1129. Nasir J, et al. Cell. 1995;81:811-823. Reiner A, et al. J Neurosci. 2001;21:7608-7619. White JK, et al. Nat Genet. 1997;17:404-410. Zeitlin S, et al. Nat Genet. 1995;11:155-163. Carroll JB, et al. Mol Ther. 2011;19:2178-2185. Huntington Disease Society of America (HDSA). What is Huntington’s disease? Available at: http://hdsa.org/what-is-hd/. Accessed: November 2, 2018. DNA CAG Repeat RNA wildtype (healthy) allele RNA mutant allele Normal CAG Repeat Expanded CAG Repeat Healthy protein (HTT) Mutant protein (mHTT) Neuro HD Autosomal dominant disease, characterized by cognitive decline, psychiatric illness and chorea; fatal No approved disease-modifying therapies Expanded CAG triplet repeat in HTT gene results in production of mutant huntingtin protein (mHTT); accumulation of mHTT causes progressive loss of neurons in the brain Wildtype (healthy) HTT protein critical for neuronal function; suppression may have detrimental long-term consequences 30,000 people with Huntington’s disease in the US; another 200,000 at risk of developing the condition

Utilize association between single nucleotide polymorphisms (SNPs) and genetic mutations to specifically target errors in genetic disorders, including HD Allele-specificity possible by targeting SNPs associated with expanded long CAG repeat in mHTT gene Approach aims to lower mHTT transcript while leaving healthy HTT relatively intact Potential to provide treatment for up to 70% of HD population (either oligo alone could address approximately 50% of HD population) Wave approach: novel, allele-specific silencing expanded CAG repeat SNP 1 ~50% of patients SNP 2 ~50% of patients ~20% of patients may carry both SNP1 AND SNP 2 Source: Kay, et al. Personalized gene silencing therapeutics for Huntington disease. Clin Genet. 2014;86:29–36. Total: Due to overlap, an estimated ~70% of the total HD patient population carry SNP 1 and/or SNP 2 Neuro HD

Two simultaneous Phase 1b/2a clinical trials Neuro HD PRECISION-HD is a global clinical program consisting of the PRECISION-HD1 trial evaluating WVE-120101 targeting SNP1 and the PRECISION-HD2 trial evaluating WVE-120102 targeting SNP2 Two parallel, multicenter, double-blind, randomized, placebo-controlled Phase 1b/2a clinical trials for WVE-120101 and WVE-120102, administered intrathecally, with single-ascending dose and multiple-ascending dose portions Primary objective: Assess safety and tolerability of intrathecal doses in early manifest HD patients Key additional objectives: Measurement of total HTT and mHTT; exploratory pharmacokinetic (PK), pharmacodynamic (PD), clinical and MRI endpoints Key inclusion criteria: age ≥25 to ≤65, stage I or II HD who have screened positively for the presence of SNP1 or SNP2 Expected to enroll approximately 50 patients per trial Open-label extension (OLE) study planned to allow for continued dosing and clinical assessments To include patients previously in the Phase 1b/2a clinical trials Assessments of safety, tolerability, PK, PD, MRI and efficacy using validated clinical outcome measures Intend to explore efficacy in early manifest and pre-manifest HD patient populations Phase 1b/2a readout expected H1 2019

Selective reduction of mHTT mRNA & protein Reporter Cell Line* Neuro HD Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

Demonstrated delivery to brain tissue WVE-120101 and WVE-120102 distribution in cynomolgus non-human primate brain following intrathecal bolus injection Demonstrated delivery to brain tissue In Situ Hybridization ViewRNA stained tissue Red dots are WVE-120102 oligonucleotide Arrow points to nuclear and perinuclear distribution of WVE-120102 in caudate nucleus Red dots are WVE-120101 oligonucleotide Arrow points to nuclear and perinuclear distribution of WVE- 120101 in cingulate cortex CIC = cingulate cortex In Situ Hybridization ViewRNA stained tissue  Neuro HD CN = caudate nucleus Source: Meena, Zboray L, Svrzikapa N, et al. Selectivity and biodistribution of WVE-120101, a potential antisense oligonucleotide therapy for the treatment of Huntington’s disease. Paper presented at: 69th Annual Meeting of the American Academy of Neurology; April 28, 2017; Boston, MA.

C9orf72 Amyotrophic Lateral Sclerosis (ALS) Frontotemporal Dementia (FTD)

C9orf72: a critical genetic risk factor C9orf72 gene provides instructions for making protein found in various tissues, with abundance in nerve cells in the cerebral cortex and motor neurons C9orf72 genetic mutations are the strongest genetic risk factor found to date for the more common, non-inherited (sporadic) forms of Amyotrophic Lateral Sclerosis (ALS) and Frontotemporal Dementia (FTD); GGGGCC repeat drives the formation and accumulation of dipeptide repeat proteins that accumulate in brain tissue First pathogenic mechanism identified to be a genetic link between familial (inherited) ALS and FTD Most common mutation identified associated with familial ALS and FTD Availability of dipeptide biomarker in CSF has potential to accelerate drug development expanded GGGGCC repeat hexanucleotide repeat transcript Neuro C9orf72 Source: DeJesus-Hernandez M, Mackenzie IR, Boeve BF, et al. Neuron. 2011;72:245-256. Renton AE, Majounie E, Waite A, et al. Neuron. 2011;72:257-268.

Amyotrophic lateral sclerosis Fatal neurodegenerative disease characterized by the progressive degeneration of motor neurons in the brain and spinal cord Affects approximately 15,000-20,000 people in the US with a median survival of three years C9orf72 is present in approximately 40% of familial ALS and 8-10% of sporadic ALS; currently the most common demonstrated mutation related to ALS, far more so than SOD1 or TDP-43 Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts; dominant trait with high penetrance Topline clinical data expected in H2 2020 Source: Renton AE, Chiò A, Traynor BJ. State of play in amyotrophic lateral sclerosis genetics. Nat Neurosci. 2014;17:17–23. Neuro C9orf72 ~40% ~8-10% ~10% ~90%

Frontotemporal dementia Progressive neuronal atrophy with loss in the frontal and temporal cortices characterized by personality and behavioral changes, as well as gradual impairment of language skills Affects approximately 55,000 people in the US Second most common form of early-onset dementia after Alzheimer’s disease in people under the age of 65 Up to 50% of FTD patients have a family history of dementia, many inheriting FTD as an autosomal dominant trait with high penetrance Pathogenic transcripts of the C9orf72 gene contain hundreds to thousands of hexanucleotide repeats compared to 2-23 in wild-type transcripts Neuro C9orf72 ~38% ~6% Sources: Stevens M, et al. Familial aggregation in frontotemporal dementia. Neurology. 1998;50:1541-1545. Majounie E, et al. Frequency of the C9orf72 hexanucleotide repeat expansion in patients with amyotrophic lateral sclerosis and frontotemporal dementia: a cross-sectional study. Lancet Neurol. 2012;11:323-330. 10% - 50% 50% - 90% Topline clinical data expected in H2 2020

Selective silencing in vivo of expanded C9orf72 repeat transcripts Wave has developed a series of highly optimized antisense compounds which selectively silence the repeat containing transcript in C9orf72 transgenic mice These compounds show target engagement across cell types and regions of the nervous system critically implicated in ALS and FTD Neuro C9orf72 Experimental description: Samples were analyzed using quantitative PCR (Taqman assay) WVE-3972-01 WVE-3972-01

WVE-3972-01 produces durable reduction in dipeptides in vivo Neuro C9orf72 PolyGP (Relative expression, means+SEM) Spinal Cord Cortex Durable reduction of dipeptide in spinal cord and cortex in C9-BAC mice for at least 12 weeks Stereopure Stereopure Stereorandom Stereorandom Experimental design: C9-BAC mice received a single ICV injection of PBS or oligonucleotide (100 mg). WVE-3972-01 Stereorandom

NHP = non-human primate. Experimental design: Cynomolgus monkeys were administered 3 weekly IT doses of ASO; tissues were collected 48 hours after last injection. WVE-3972-01 in nuclei of neurons in NHP CNS Blue: Nuclear, Hematoxylin; Pink Red: ASO/ViewRNA, Fast Red/Cy3 Spinal cord: Oligonucleotide visualization (ViewRNA) after intrathecal delivery in NHPs Frontal Cortex: Oligonucleotide visualization (ViewRNA) after intrathecal delivery in NHPs Neuro C9orf72 Widespread and sustained distribution in nuclei of neurons in spinal cord and frontal cortex

Ophthalmology

Building a portfolio for inherited retinal diseases Rare eye disorders caused by genetic mutations leading to progressive vision loss No approved therapies for almost all IRDs Approximately 200,000 affected in the U.S. and millions world-wide RHO P23H Retinitis pigmentosa ~1,800 USH2A Usher syndrome 2A ~5,000 ABCA4 Stargardt disease ~2,000 CEP290 Leber congenital amaurosis 10 ~1,000 Inherited retinal diseases (IRDs) Genetic target Inherited retinal disease US Population Addressable by Wave Approach Oligonucleotides allow for intravitreal (IVT) injection; targeting twice a year dosing Stereopure oligonucleotides open up novel strategies in both dominant and recessive IRDs; potential for potent and durable effect with low immune response Established imaging markers, easily identifiable patient population and historical ophthalmology trial success rates suggest clear path to market Wave opportunity Initial candidate expected in H2 2019 150 µg PBS Broad Distribution One Week Post-Dose PBS Single IVT injection of stereopure oligonucleotide to NHP results in distribution throughout all layers of the retina and potent, extended duration of effect 1 week 2 months 4 months SP ASO >95% Knockdown in Retina Tissue Sources: Daiger S, et al.  Clin Genet. 2013;84:132-141. Wong CH, et al. Biostatistics. 2018; DOI: 10.1093/biostatistics/kxx069. Athanasiou D, et al. Prog Retin Eye Res. 2018;62:1–23. Daiger S, et al. Cold Spring Harb Perspect Med. 2015;5:a017129. Verbakel S, et al. Prog Retin Eye Res. 2018:66:157-186. MALAT1 oligonucleotide detected using ViewRNA assay; pink = oligonucleotide Ophthalmology

Partnerships

*Assuming Takeda advances six programs that achieve regulatory approval and commercial sales, Wave will be eligible to receive up to $2 billion in cash milestone payments, of which more than $1 billion would be in precommercial milestone payments. $230+ million in committed cash; eligible for milestones and royalties in excess of $2 billion* Takeda option on global 50:50 share of CNS programs in HD, ALS, FTD and SCA3 Fully funded CNS R&D with Takeda right to license additional preclinical CNS targets over four years Collaborating to maximize portfolio and platform Platform technologies $40 million upfront payment; $871 million in potential milestone payments and royalties Advancing 5 targets, including APOC3, for the treatment of metabolic liver diseases Leveraging Wave proprietary chemistry platform across modalities with GalNAc and Pfizer’s hepatic targeting technology Applying artificial intelligence to discover novel therapies for genetic neuromuscular disorders Utilizing 3D imaging to assess target engagement in specific regions, cell types and subcellular compartments of the brain

Intellectual property strength: breadth and depth of patent portfolio Programs HD candidates DMD candidates Platform Designs Compositions Stereochemistry Process development Improved activity, stability, specificity, immunogenicity Oligonucleotide compositions Monomers, key reagents Methods of synthesis ALS, FTD candidates

Upcoming Wave catalysts H1 2019: Data expected in HD from Phase 1b/2a trials for WVE-120101 and WVE-120102 Potential to be first two allele-specific disease-modifying therapies selectively lowering mHTT 2019: Initiate Phase 2/3 clinical trial for suvodirsen (WVE-210201) in DMD Protocol selected for FDA complex innovative trial designs (CID) pilot program H2 2019: Interim dystrophin data readout expected in DMD for suvodirsen (WVE-210201) H2 2019: Initial development candidate for inherited retinal disease H2 2020: Anticipate filing an NDA and pursuing accelerated approval for suvodirsen (WVE-210201) in exon 51 amenable DMD Topline clinical data expected in DMD for WVE-N531 targeting exon 53 Topline clinical data expected from WVE-3972-01 C9orf72 programs

Realizing the potential of nucleic acid therapeutics For more information: Graham Morrell, Investor Relations gmorrell@wavelifesci.com 781.686.9600